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                                                         EXHIBIT A
                              IDENTITY AND BACKGROUND OF DIRECTORS AND EXECUTIVE OFFICERS
                                                             OF
                                              D. T. CHASE ENTERPRISES, INC.


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                                                                                                                         Percentage
                                                                                Titles At             Aggregate #         of Common
                    Residence or              Principal Occupation             D. T. Chase            of Shares of          Stock
Name                Business Address             or Employment                Enterprises, Inc.       Class A Stock Owned    Owned


David T. Chase      c/o Chase Enterprises    Chairman of the Board of      President and Director                              0
                    One Commercial Plaza     Directors and President,                                       None
                    Hartford, CT 06103       Chase Enterprises

Arnold L. Chase     c/o Chase Enterprises    Executive Vice President,     Director, Executive Vice                            0
                    One Commercial Plaza     Chase Enterprises             President and Treasurer          None
                    Hartford, CT 06103

Cheryl Chase        c/o Chase Enterprises    Executive Vice President,     Director, Executive Vice                            0
Freedman            One Commercial Plaza     Chase Enterprises             President and Secretary          None
                    Hartford, CT 06103

Richard B.          c/o Chase Enterprises    Senior Vice President,        Vice President                   None               0
Steele              One Commercial Plaza     Chase Enterprises
                    Hartford, CT 06103

Robert E.           c/o Chase Enterprises    Vice President,               Vice President                   None               0
Fowler, III         One Commercial Plaza     Chase Enterprises
                    Hartford, CT 06103
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